UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                              ---------------------

                                   FORM 8-A/A

                                (Amendment No. 1)

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(b) OR (g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                              ---------------------

                                    CKX, INC.

             (Exact name of registrant as specified in its charter)


                Delaware                                22-0118168
(State of Incorporation or Organization)    (I.R.S. Employer Identification No.)

           650 Madison Avenue,
           New York, New York                              10022
(Address of principal executive offices)                 (Zip Code)

                              ---------------------

If this form relates to the registration of a class of securities pursuant to
Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), please check the following box [ ]

If this form relates to the registration of a class of securities pursuant to
Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), please check the following box [X]

Securities  Act  registration  statement file number to which this form relates:
Not Applicable
--------------

                              ---------------------

        Securities to be registered pursuant to Section 12(b) of the Act:

        Title of Each Class                    Name of Each Exchange on Which
        to be so Registered                    Each Class is to be Registered
-----------------------------------       --------------------------------------
              None                                            None

        Securities to be registered pursuant to Section 12(g) of the Act:

                     Common Stock, par value $0.01 per share
                                (Title of Class)

                                EXPLANATORY NOTE

      CKX, Inc. (the "Registrant") is filing this Amendment No. 1 to Form 8-A on Form 8-A/A to amend and restate information set forth in the Registrant's registration statement on Form 8-A dated January 18, 1989 and filed with the Securities and Exchange Commission on January 23, 1989 (the "Form 8-A").

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

Item 1 of the Form 8-A is hereby amended and restated in its entirety to read as follows:

Item 1.           Description of Registrant's Securities to be Registered.

      The description of the Registrant's common stock contained in the Registrant's Registration Statement on Form S-1, initially filed with the Securities and Exchange Commission on April 11, 2005 (File No. 333-123995) (as amended on each of May 19, 2005 and June 21, 2005, the "Registration Statement"), is incorporated by reference to this registration statement.

Item 2 of the Form 8-A is hereby amended and restated in its entirety to read as follows:

Item 2.           Exhibits.

      Except as set forth below, the following Exhibits are incorporated herein by reference pursuant to Rule 12b-32 under the Securities Exchange Act of 1934, as amended.

     1 Certificate of Incorporation (previously filed as Exhibit 3.1 to the Form 10-KSB for the year ended December 31, 2004, and incorporated herein by reference).

     2 Form of Amended and Restated By-Laws (previously filed as Exhibit 3.2 to the Form 10-KSB for the year ended December 31, 2004, and incorporated herein by reference).

     3 Specimen Common Stock Certificate (previously filed as Exhibit 4.1 to the Form 10-KSB for the year ended December 31, 2004, and incorporated herein by reference).

     4 Registration Rights Agreement, dated February 7, 2005, between the registrant and The Huff Alternative Fund, L.P. (previously filed as
          Exhibit 4.4 to the Form 8-K/A filed February 11, 2005, and incorporated herein by reference).

     5 Registration Rights Agreement, dated February 7, 2005, between the registrant and The Promenade Trust (previously filed as Exhibit 4.5 to the Form 8-K/A filed February 11, 2005, and incorporated herein by reference).

     6 Registration Rights Agreement, dated March 17, 2005, by and among the registrant, Simon Robert Fuller and Fuller Nominees Limited (previously filed as Exhibit 4.2 to the Form 10-QSB for the three months ended March 31, 2005, and incorporated herein by reference).

     7 Letter Agreement, dated June 6, 2005 among the registrant, The Huff Alternative Fund, L.P. and The Huff Alternative Parallel Fund, L.P. (previously filed as Exhibit 4.9 to the Form S-1, Amendment No. 3 filed June 21, 2005, and incorporated herein by reference).

                                    SIGNATURE

      Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

                                    CKX, INC.


DATE:  July 27, 2005                By:    /s/ Thomas P. Benson
                                           -------------------------------------
                                    Name:  Thomas P. Benson
                                    Title: Executive Vice President and
                                           Chief Financial Officer